SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 27, 2008

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices)		(Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                 Entry into a Material Definitive Agreement

On June 27, 2008, InSight Health Services Corp. (“InSight”), a wholly owned subsidiary of InSight Health Services Holdings Corp. (the “Company”), entered into a separation agreement with Mitch C. Hill, the Executive Vice President and Chief Financial Officer of InSight and the Company. The separation agreement provides for, among other things:

•                  Mr. Hill’s separation from the Company and InSight effective as of October 31, 2008;

•                  the payment of his annual salary for the period from November 1, 2008 to August 31, 2009;

•                  InSight’s agreement to provide outplacement counseling services for the six (6) months following October 31, 2008;

•                  Mr. Hill shall be entitled to receive a bonus, if and when determined by the Company’s compensation committee, for the fiscal year ending June 30, 2008, for which he may be eligible;

•                  Mr. Hill may be entitled to receive a discretionary bonus equal to an additional two (2) months of his current monthly base salary at the discretion of the Company’s Board of Directors;

•                  the Company agrees to continue to provide to him benefits, such as life insurance, medical, dental and health insurance, that he was entitled to receive prior to his separation, until the earlier of August 31, 2009 or he becomes eligible for comparable employment benefits as the result of full-time employment with another employer;

•                  customary releases in favor of the Company by Mr. Hill and customary releases in favor of Mr. Hill by the Company; and

•                  his agreement to comply with certain noncompetition and nonsolicitation covenants (relating to the Company’s employees and customers) during the twelve-month period ending on October 31, 2009.

Mr. Hill may revoke the separation agreement at any time prior to July 3, 2008.

Item 1.02                                 Termination of Material Definitive Agreement

Subject to Mr. Hill’s revocation of the separation agreement, the separation agreement will supersede his existing Executive Employment Agreement, dated January 10, 2005.

Item 9.01                                 Financial Statements and Exhibits

Exhibit No.

10.4	Separation Agreement dated June 27, 2008, by and among the Company, InSight and Mitch C. Hill, filed herewith.
99.1	Press Release dated June 30, 2008, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 30, 2008	INSIGHT HEALTH SERVICES HOLDINGS CORP.

		By:	/s/ Brian G. Drazba
Brian G. Drazba
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.4	Separation Agreement dated June 27, 2008, by and among the Company, InSight and Mitch C. Hill, filed herewith.
99.1	Press Release dated June 30, 2008, filed herewith.